UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21842
                                                    -----------

                   First Trust Strategic High Income Fund II
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2013
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST
STRATEGIC
High Income
Fund II (FHY)

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2013


FIRST TRUST             BROOKFIELD

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2013

Shareholder Letter............................................................ 1
At A Glance................................................................... 2
Portfolio Commentary.......................................................... 3
Portfolio of Investments...................................................... 6
Statement of Assets and Liabilities...........................................15
Statement of Operations.......................................................16
Statements of Changes in Net Assets...........................................17
Statement of Cash Flows.......................................................18
Financial Highlights..........................................................19
Notes to Financial Statements.................................................20
Report of Independent Registered Public Accounting Firm.......................27
Additional Information........................................................28
Board of Trustees and Officers................................................33
Privacy Policy................................................................35

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2013

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Strategic High Income Fund II (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis, and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 27.18% during the twelve months ended October 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit many financial plans for investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
"AT A GLANCE"
AS OF OCTOBER 31, 2013 (UNAUDITED)

----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on New York Stock Exchange                                  FHY
Common Share Price                                              $15.97
Common Share Net Asset Value ("NAV")                            $17.52
Premium (Discount) to NAV                                       (8.85)%
Net Assets Applicable to Common Shares                    $148,238,237
Current Monthly Distribution per Common Share (1)                $0.12
Current Annualized Distribution per Common Share                 $1.44
Current Distribution Rate on Closing Common Share Price (2)       9.02%
Current Distribution Rate on NAV (2)                              8.22%


----------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
----------------------------------------------------------------------

            Common Share Price       NAV
10/12       17.69                    17.06
            17.78                    16.98
            17.43                    16.93
            16.40                    16.79
            16.68                    16.91
11/12       17.05                    17.06
            16.59                    17.12
            16.42                    17.24
            16.57                    17.27
12/12       16.43                    17.28
            16.93                    17.34
            17.02                    17.52
            17.20                    17.56
1/13        17.28                    17.66
            17.09                    17.47
            17.03                    17.42
            17.15                    17.46
2/13        17.20                    17.46
            17.45                    17.38
            17.36                    17.48
            16.89                    17.55
            17.19                    17.56
3/13        17.26                    17.60
            17.14                    17.50
            17.32                    17.64
            17.20                    17.64
4/13        17.35                    17.81
            17.27                    17.91
            17.32                    17.98
            17.26                    17.92
            17.06                    17.87
5/13        16.53                    17.70
            16.21                    17.40
            15.89                    17.32
            15.49                    17.04
6/13        15.75                    16.97
            15.15                    16.85
            15.55                    17.12
            15.82                    17.37
7/13        15.94                    17.27
            15.78                    17.15
            15.44                    17.15
            15.14                    17.10
            15.16                    17.05
8/13        15.32                    17.10
            15.08                    16.99
            15.35                    17.09
            15.59                    17.31
9/13        15.92                    17.24
            15.50                    17.15
            15.63                    17.23
            15.84                    17.39
            15.92                    17.51
10/13       15.97                    17.52


---------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------
                                                                   Average Annual Total Return
                                                               ------------------------------------
                                               1 Year Ended    5 Years Ended  Inception (3/28/2006)
                                                10/31/2013      10/31/2013        to 10/31/2013
FUND PERFORMANCE (3)
NAV                                               12.19%           5.36%             -2.74%
Market Value                                      -1.38%           7.00%             -4.50%

INDEX PERFORMANCE
Barclays Capital Ba U.S. High Yield Index         6.25%           16.65%              9.07%
---------------------------------------------------------------------------------------------------

-------------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
-------------------------------------------------------
Corporate Bonds and Notes                      75.3%
Foreign Corporate Bonds and Notes              11.9
Manufactured Housing Loans                      5.2
Residential Mortgage-Backed Securities          3.4
Senior Floating-Rate Loan Interests             1.6
Commercial Mortgage-Backed Securities           1.3
Equity                                          0.8
Collateralized Mortgage Obligations             0.5
Collateralized Debt Obligations                 0.0*
-------------------------------------------------------
                                      Total   100.0%
                                              ======
* Amount is less than 0.1%.


-------------------------------------------------------
                                            % OF TOTAL
                                           FIXED-INCOME
CREDIT QUALITY (4)                         INVESTMENTS
-------------------------------------------------------

AAA                                             0.6%
AA-                                             0.5
A                                               1.0
A-                                              1.0
BBB-                                            1.6
BB+                                             5.8
BB                                              7.8
BB-                                            11.6
B+                                             14.5
B                                              15.9
B-                                             19.7
CCC+                                           12.4
CCC                                             2.1
CCC-                                            1.9
CC                                              1.2
C                                               1.2
D                                               0.8
NR                                              0.4
-------------------------------------------------------
                                      Total   100.0%
                                              ======


(1) Most recent distribution paid or declared through 10/31/2013. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown related to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2013


                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") serves as the Fund's sub-advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with approximately $184 billion in assets under management as of September 30, 2013. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield Asset Management is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield Asset Management's public market activities are conducted by Brookfield Investment Management, a registered investment advisor. These activities complement Brookfield Asset Management's core competencies and include global listed real estate and infrastructure equities, corporate high-yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and had over $10 billion of assets under management as of September 30, 2013.

                           PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA
MANAGING DIRECTOR

ANTHONY BREAKS, CFA
SENIOR DIRECTOR
                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND II

The primary investment objective of the First Trust Strategic High Income Fund II ("FHY" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

High Yield

Government Spending, Central Banks Drive Headlines.
---------------------------------------------------
For much of the 12-month period beginning November of 2012, investors were fixated on global macroeconomic news, and government spending in particular. Following the re-election of President Obama, investors' focus shifted to the so-called "fiscal cliff": automatic tax increases of such magnitude that many economists warned of recession. A last-minute compromise delayed the tax increases, but mandated deep government spending cuts under sequestration in March 2013. While these were positive steps toward fiscal responsibility at the federal level, they were surrounded by intense political rhetoric which affected consumer confidence.

Tapering Alters Confidence.
---------------------------
Markets and interest rates were relatively stable into the second quarter, until May 2013, when Federal Reserve Chairman Ben Bernanke suggested that the Fed's stimulative bond buying program may begin tapering in the near future. Investors panicked and markets reacted by heavily redeeming fixed-income mutual funds. Interest rates rose sharply, and most spread products, such as high-yield, exhibited wider spreads.

Calm returned in September when the Fed retreated and promised to continue buying bonds, due to modest economic growth and the market's adverse reaction to the suggestion of tapering. After the Fed's "no taper" news, investors grew more confident about fixed-income securities, and money resumed flowing into high-yield mutual funds after record redemptions in the second quarter. Confidence in risk assets was further renewed due to improved economic news out of China and relative quiet out of European peripheral countries.

Despite the positive tailwinds, October 2013 saw further uncertainty as the U.S. Congress was gridlocked over a shutdown of the federal government, and faced a serious debt limit increase in mid-October. This tempered the confidence felt after the "no taper" announcement for a number of weeks. The U.S. government eventually raised the debt ceiling and reopened the government, calming investor concerns.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

High Yield Outperforms in 2013.
-------------------------------
The high-yield market produced a positive return of 8.83%1 for the 12-month period ended October 31, 2013. High-yield remains the fixed-income star in 2013, significantly outperforming investment-grade corporates, Treasury bonds, and emerging market bonds, which are all down over the same period.2

For the 12-month period, the market saw outperformance in technology, banking, and basic industry, which were up 13.7%, 10.7%, and 9.8% respectively.3 Outperformers tended to be sectors with greater credit risk or greater sensitivity to economic growth. Underperforming sectors included telecommunications, consumer non-cyclicals, and energy, which were up 6.6%, 7.5%, and 7.7% respectively.4 Underperforming industries tended to exhibit above-average credit quality and lower-than-average sensitivity to economic growth.

Credit Conditions.
------------------
Credit conditions remain very good, with the trailing twelve-month default rate at 1.11%5. Defaults have been modest since 2010, and we believe defaults will remain low for the foreseeable future. Investors have seen improvement in the upgrade-to-downgrade ratio as measured by the bond rating agencies and we remain positively disposed toward credit as we see continued positive trends in the new issue market.

Most of the parameters we monitor remain positive, but indicate the market is in the early stages of re-risking. Lower-rated new issue volume as a percent of total issuance year-to-date grew to 18.7%6 by October 2013. Refinancing as a percent of new issuance remains high, but is decreasing. Overall, refinancing has represented 58%7 of all new issuance in 2013, up from a post-recession low of 55% seen in 2011, but down from 60% in 20128. We believe that a greater degree of re-risking is occurring in the leveraged loan market, repeating the pattern seen in the last credit cycle.

OUTLOOK

While we continue to see generally responsible behavior on the part of high-yield borrowers, we are beginning to see some signs of re-risking. However, we believe we remain at the early stage of the re-risking phase of the credit cycle. The September 2013 leveraged buyout of Dell may represent a bellwether for future leveraged buyouts, and an increasing percent of new issues are going to pay dividends to equity sponsors or come from lower-rated companies.

As in past periods, we remain primarily concerned about global political and economic risks more than high-yield specific risks. While we saw a relief from these concerns in the third quarter, in our opinion the risks remain potent. While the U.S. debt limit was resolved by the end of October, the three primary macro risks remain the same: the pace of economic expansion (China and Europe being most concerning); the risk of a fiscal policy error as governments seek to rein in ballooning budget deficits and manage out of control retirement and healthcare costs (the U.S. and Europe are most concerning here); and the ever-present question of tightening monetary policy by either the Federal Reserve or another central bank. Many economists are seeing the beginnings of a possible synchronized global expansion which may relieve concerns about growth, but political risks remain very high across the world.

We have noted in the past that the high-yield market is trading at a premium to par, which limits upside price potential.

The market remains lower than its first quarter peak, thereby regaining some upside potential. Spreads have widened in the correction and yields have come off all-time lows. This has restored some value to the market. However, spreads remain tighter than they were at the end of last year. Consequently, we remain positively disposed toward high-yield investments,but continue to caution that, like all risk assets, they remain vulnerable to investor sentiment and that investors would be prudent to keep future expected returns roughly in-line with current yields.

Securitized Products

Mortgage-related securitized products performed well through the 2013 fiscal year, largely due to improved conditions in the underlying housing market and the associated loan collateral of MBS. We anticipate some volatility as the market adjusts to higher interest rates and policy issues (such as the debt ceiling) which continue to strain the market.

A key driver for the non-Agency Mortgage-Backed Securities ("MBS") market is the value of the real estate collateral securing the loans that back the Fund's bonds. We are encouraged by the sustained improvement in both residential and commercial real estate markets. Over the first nine months of 2013, national home prices have increased by 12.5% and many of the fundamental underpinnings for housing, such as demand, inventory levels and delinquency rates, are also showing

-----------------------

1 BofA Merrill Lynch High Yield Master II Index.

2 J.P. Morgan, High-Yield Market Monitor, October 1, 2013, p. 2.

3 FactSet analysis for the twelve-month period ended October 31, 2013.

4 FactSet analysis for the twelve-month period ended October 31, 2013.

5 J.P. Morgan, Default Monitor, October 31, 2013, p. 2.

6 J.P. Morgan, Default Monitor, October 31, 2013, p. 13.

7 J.P. Morgan, Default Monitor, October 31, 2013, p. 14.

8 J.P. Morgan, Default Monitor, October 31, 2013, p. 14.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

marked progress. Credit provision by banks has been increasing and non-Agency securitization has also continued to increase. Credit has remained extremely tight for borrowers with weaker credit scores or higher loan-to-value ratios, so any expansion to credit provision is notable.

Within commercial real estate, top tier properties in major markets have improved significantly in the last 12 months and we believe a broader commercial real estate market recovery has commenced. As the availability of commercial mortgage credit has greatly improved, investors have begun to look at opportunities beyond those major markets. Oversupply has not been an issue in this real estate cycle, as new construction virtually halted during the financial crisis in 2008 and 2009 and, with the exception of the multifamily sector, remains extremely low by historical standards. The lack of new construction should also further support values as demand for space returns and the lead times required to deliver new space keeps supply in check.

Securitized products continue to be characterized by positive fundamentals, particularly the stronger trends in inventory, price increases and lower delinquency levels. Additionally, there has been increased new issuance in the commercial MBS market as well as the non-Agency MBS market. In our view, the secondary markets for seasoned securities continue to offer better opportunities to the Fund, given these discount-priced securities benefit as the ability to refinance a loan improves.

Our outlook for most structured products for the fourth quarter of 2013 is supported by continued improvement in forecasts for collateral performance and better yields available in the market. With the recent increased volatility in rates and some redemption-fueled bond selling, we are seeing attractive opportunities to build income while maintaining stability. Fundamentals are encouraging and we therefore anticipate further gains for non-Agency MBS and Collateralized MBS.

PERFORMANCE ANALYSIS

For the one year ended October 31, 2013, the Fund had a total return9 of 12.19% based on net asset value ("NAV"). For the period, the Fund traded from a premium to NAV of 3.69% to a discount of -8.85%, resulting in a total return9 of -1.38%, based on market price.

The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 6.25% for the year ended October 31, 2013. While the benchmark contains mostly corporate debt, it is important to note that the Fund maintained exposure to structured finance and mortgage-related securities during the period.

As of October 31, 2013, the Fund's leverage was approximately 27.34% of Managed Assets which contributed positively to the Fund's performance during the period. However, the Fund may utilize leverage in an amount up to 33.33% of Managed Assets. Where our overall budget for risk warrants it and when the return opportunities are compelling, we are likely to increase leverage in an attempt to improve returns. In periods of stability, this may be an especially important tool.

An important factor impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

Major contributors to performance this reporting period included the Fund's holdings in the gaming, building materials, and energy exploration and production, ("E&P") sectors. The Fund's gaming names benefitted from the market's appreciation of stronger local markets gaming properties. Building materials bonds rebounded in sympathy with stronger housing starts, and E&P names were up on strong production growth. Individual bonds contributing to performance included Venoco, an offshore E&P company experiencing favorable drilling results, Pittsburgh Glass Works, a supplier of automotive glass products benefitting from strong auto production in North America, and Freescale Semiconductor enjoying rebounding sales and profits across most of its product lines.

Detractors from performance included the Fund's holdings of mining bonds, household and leisure products, and department stores. Mining bonds have been weak as coal prices are depressed due to competition from low natural gas prices. Small holdings in household products and department stores failed to rally in a generally rising market created a small performance drag. Individual bonds detracting from performance included Arch Coal which fell on weak coal pricing, Centurylink, which fell when management signaled a willingness to keep debt leverage higher than the market expected, and GMX Resources, an E&P company whose bonds fell when the company ran into financial difficulties from low natural gas prices.

These views represent the opinions of Brookfield and are not intended to predict or depict the performance of any investment. These views are as of the close of business on October 31, 2013 and subject to change based on subsequent developments.

-----------------------

9 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2013

   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY        VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
CORPORATE BONDS AND NOTES - 100.0%

                  AUTOMOTIVE - 3.8%
$      1,275,000  American Axle & Manufacturing, Inc. ..........        6.25%       03/15/21     $  1,348,313
         600,000  American Axle & Manufacturing, Inc. ..........        6.63%       10/15/22          636,000
       1,750,000  Chrysler Group LLC/Chrysler Group
                     Co-Issuer, Inc. (a)........................        8.25%       06/15/21        1,988,437
       1,500,000  Ford Motor Co. (a)............................        6.50%       08/01/18        1,743,470
                                                                                                 ------------
                                                                                                    5,716,220
                                                                                                 ------------
                  BASIC INDUSTRY - 15.9%
       1,500,000  AK Steel Corp. (a)............................        7.63%       05/15/20        1,350,000
       2,075,000  Alpha Natural Resources, Inc. ................        6.25%       06/01/21        1,768,938
       3,275,000  Arch Coal, Inc. (a)...........................        7.25%       06/15/21        2,521,750
       1,750,000  Associated Materials LLC (a)..................        9.13%       11/01/17        1,874,687
         500,000  Building Materials Corp. of America (b).......        6.75%       05/01/21          545,000
       1,160,000  Georgia-Pacific LLC (a).......................        7.38%       12/01/25        1,479,443
         415,000  Georgia-Pacific LLC (a).......................        7.25%       06/01/28          512,345
       1,875,000  Hexion US Finance Corp. (a)...................        9.00%       11/15/20        1,790,625
       1,100,000  Huntsman International LLC (a)................        8.63%       03/15/21        1,240,250
       1,596,000  Ply Gem Industries, Inc. .....................        8.25%       02/15/18        1,715,700
       1,700,000  Polymer Group, Inc. (a).......................        7.75%       02/01/19        1,823,250
       1,000,000  Steel Dynamics, Inc. (a)......................        7.63%       03/15/20        1,090,000
       2,100,000  USG Corp. (a) (c).............................        9.75%       01/15/18        2,478,000
       1,750,000  Verso Paper Holdings LLC/Verso Paper, Inc. ...       11.75%       01/15/19        1,820,000
       1,425,000  Xerium Technologies, Inc. (a).................        8.88%       06/15/18        1,496,250
                                                                                                 ------------
                                                                                                   23,506,238
                                                                                                 ------------
                  CAPITAL GOODS - 7.0%
       1,750,000  Berry Plastics Corp. (a)......................        9.50%       05/15/18        1,907,500
       1,750,000  Coleman Cable, Inc. (a).......................        9.00%       02/15/18        1,868,125
       1,700,000  Crown Cork & Seal Co., Inc. (a)...............        7.38%       12/15/26        1,891,250
       1,755,000  Mueller Water Products, Inc. (a)..............        7.38%       06/01/17        1,816,425
         676,000  Tekni-Plex, Inc. (b)..........................        9.75%       06/01/19          767,260
         650,000  Terex Corp. ..................................        6.50%       04/01/20          698,750
       1,350,000  Terex Corp. ..................................        6.00%       05/15/21        1,417,500
                                                                                                 ------------
                                                                                                   10,366,810
                                                                                                 ------------
                  CONSUMER CYCLICAL - 6.2%
       1,000,000  Acco Brands Corp. ............................        6.75%       04/30/20        1,010,000
       1,750,000  Levi Strauss & Co. (a)........................        7.63%       05/15/20        1,929,375
       1,775,000  L Brands, Inc. (a)............................        7.60%       07/15/37        1,814,937
       1,500,000  Michaels Stores, Inc. ........................        7.75%       11/01/18        1,625,625
         550,000  PVH Corp. (a).................................        7.38%       05/15/20          605,000
       2,100,000  Reynolds Group Issuer, Inc. (a)...............        9.00%       04/15/19        2,257,500
                                                                                                 ------------
                                                                                                    9,242,437
                                                                                                 ------------

                  CONSUMER NON-CYCLICAL - 2.7%
       1,350,000  C&S Group Enterprises LLC (b) ................        8.38%       05/01/17        1,447,875
       1,000,000  Easton-Bell Sports, Inc. (a) .................        9.75%       12/01/16        1,055,010

Page 6                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY        VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  CONSUMER NON-CYCLICAL (CONTINUED)
$      1,800,000  New Albertsons, Inc...........................        7.75%       06/15/26     $  1,512,000
                                                                                                 ------------
                                                                                                    4,014,885
                                                                                                 ------------

                  ENERGY - 16.4%
       2,100,000  Atlas Pipeline Partners L.P./Atlas Pipeline
                     Finance Corp. (b)..........................        5.88%       08/01/23        2,073,750
       1,750,000  Breitburn Energy Partners LP/Breitburn
                     Finance Corp. (a)..........................        8.63%       10/15/20        1,868,125
         250,000  Breitburn Energy Partners LP/Breitburn
                     Finance Corp. .............................        7.88%       04/15/22          253,750
         425,000  Calfrac Holdings LP (a) (b)...................        7.50%       12/01/20          432,438
       1,875,000  Crosstex Energy LP/Crosstex Energy
                     Finance Corp. (a)..........................        8.88%       02/15/18        1,999,219
       2,060,000  EV Energy Partners LP/EV Energy
                     Finance Corp. (a)..........................        8.00%       04/15/19        2,070,300
         816,163  GMX Resources, Inc. (a) (d) (e)...............        1.00%       12/01/17          730,466
       1,700,000  Hilcorp Energy I LP/Hilcorp
                     Finance Co. (a) (b)........................        8.00%       02/15/20        1,853,000
       1,000,000  ION Geophysical Corp. (b).....................        8.13%       05/15/18          940,000
       1,750,000  Key Energy Services, Inc. (a).................        6.75%       03/01/21        1,789,375
         950,000  Linn Energy LLC/Linn Energy
                     Finance Corp. (a)..........................        8.63%       04/15/20        1,016,500
         800,000  Linn Energy LLC/Linn Energy
                     Finance Corp. .............................        7.75%       02/01/21          830,000
       1,840,000  Niska Gas Storage US LLC/Niska Gas
                     Storage Canada ULC (a).....................        8.88%       03/15/18        1,932,000
       1,275,000  Pioneer Natural Resources Co. (a).............          65%       03/15/17        1,478,213
       1,300,000  RKI Exploration & Production LLC/RKI
                     Finance Corp. (b)..........................        8.50%       08/01/21        1,358,500
       1,000,000  Tesoro Logistics, L.P./Tesoro Logistics
                     Finance Corp. .............................        6.13%       10/15/21        1,040,000
       2,100,000  Venoco, Inc. (a)..............................        8.88%       02/15/19        2,142,000
         415,000  W&T Offshore, Inc. ...........................        8.50%       06/15/19          449,237
                                                                                                 ------------
                                                                                                   24,256,873
                                                                                                 ------------
                  FINANCIAL SERVICES - 1.3%
       1,750,000  Level 3 Communications, Inc. (a) .............        8.88%       06/01/19        1,918,438
                                                                                                 ------------

                  HEALTHCARE - 7.1%
       1,925,000  CHS/Community Health Systems, Inc. (a)........        7.13%       07/15/20        2,028,469
       1,375,000  DJO Finance LLC/DJO Finance Corp. ............        9.88%       04/15/18        1,481,562
       1,750,000  HCA, Inc. (a).................................        8.00%       10/01/18        2,060,625
       1,045,000  inVentiv Health, Inc. (b).....................       11.00%       08/15/18          902,619
       1,725,000  Jaguar Holdings Co./Merger (a) (b)............        9.50%       12/01/19        1,944,937
       1,925,000  Kindred Healthcare, Inc. (a)..................        8.25%       06/01/19        2,079,000
                                                                                                 ------------
                                                                                                   10,497,212
                                                                                                 ------------
                  MEDIA - 8.9%
       1,700,000  ARC Document Solutions, Inc. (a)..............       10.50%       12/15/16        1,804,125
       1,850,000  Cablevision Systems Corp. (a).................        8.63%       09/15/17        2,159,875


                        See Notes to Financial Statements                 Page 7

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY        VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
CORPORATE BONDS AND NOTES - (CONTINUED)


                  MEDIA (CONTINUED)
$      1,700,000  CCO Holdings LLC/CCO Holdings
                     Capital Corp. (a)..........................        8.13%       04/30/20     $  1,870,000
       1,700,000  Clear Channel Communications, Inc. (a)........        9.00%       03/01/21        1,721,250
       1,850,000  Cumulus Media Holdings, Inc. (a)..............        7.75%       05/01/19        1,961,000
       1,700,000  Lamar Media Corp. (a).........................        7.88%       04/15/18        1,819,000
       1,750,000  Mediacom LLC/Mediacom Capital Corp. (a).......        9.13%       08/15/19        1,916,250
                                                                                                 ------------
                                                                                                   13,251,500
                                                                                                 ------------

                  REAL ESTATE - 1.3%
       1,750,000  Realogy Corp. (a) (b).........................        7.88%       02/15/19        1,920,625
                                                                                                 ------------

                  SERVICES - 17.9%
       1,650,000  AMC Entertainment, Inc. (a)...................        8.75%       06/01/19        1,784,063
       1,750,000  Avis Budget Car Rental LLC/Avis Budget
                     Finance, Inc. (a)..........................        8.25%       01/15/19        1,916,250
       2,000,000  Boyd Gaming Corp. (a).........................        9.00%       07/01/20        2,165,000
       2,550,000  Casella Waste Systems, Inc. (a)...............        7.75%       02/15/19        2,588,250
       1,975,000  Cenveo Corp. (a)..............................        8.88%       02/01/18        1,999,687
       1,950,000  Chester Downs & Marina LLC (a) (b)............        9.25%       02/01/20        1,989,000
       1,750,000  CityCenter Holdings LLC/CityCenter
                     Finance Corp. (a)..........................        7.63%       01/15/16        1,842,312
         825,000  Iron Mountain, Inc. ..........................        5.75%       08/15/24          792,000
       1,300,000  MGM Resorts International (a).................        7.63%       01/15/17        1,485,250
       1,786,979  MTR Gaming Group, Inc. (a)....................       11.50%       08/01/19        1,974,611
       1,250,000  National Cinemedia LLC........................        6.00%       04/15/22        1,306,250
       1,725,000  Palace Entertainment Holdings LLC/Palace
                     Entertainment Holdings Corp. (a) (b).......        8.88%       04/15/17        1,742,250
       2,100,000  Pulte Group, Inc. (a).........................        6.38%       05/15/33        1,921,500
         875,000  United Rentals North America, Inc. (a)........       10.25%       11/15/19          994,219
         875,000  United Rentals North America, Inc. ...........        8.25%       02/01/21          995,313
         900,000  United Rentals North America, Inc. ...........        7.63%       04/15/22        1,012,500
                                                                                                 ------------
                                                                                                   26,508,455
                                                                                                 ------------

                  TECHNOLOGY & ELECTRONICS - 3.1%
       2,400,000  First Data Corp. (a) (b)......................       11.25%       01/15/21        2,649,000
       1,775,000  Freescale Semiconductor, Inc. (a).............        8.05%       02/01/20        1,921,438
                                                                                                 ------------
                                                                                                    4,570,438
                                                                                                 ------------

                  TELECOMMUNICATIONS - 8.4%
       2,000,000  Centurylink, Inc. (a).........................        7.65%       03/15/42        1,865,000
       2,000,000  Cincinnati Bell, Inc. (a).....................        8.75%       03/15/18        2,130,000
         650,000  Fairpoint Communications, Inc. (b)............        8.75%       08/15/19          669,500
       1,750,000  Frontier Communications (a)...................        7.13%       03/15/19        1,916,250
       1,875,000  Metro PCS (a) (b).............................        6.63%       04/01/23        1,968,750
       1,700,000  PAETEC Holding Corp. (a)......................        9.88%       12/01/18        1,912,500

Page 8                   See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY        VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
CORPORATE BONDS AND NOTES - (CONTINUED)
                  TELECOMMUNICATIONS (CONTINUED)
$      1,925,000  Windstream Corp. .............................        7.50%       06/01/22     $  2,026,062
                                                                                                 ------------
                                                                                                   12,488,062
                                                                                                 ------------
                  TOTAL CORPORATE BONDS AND NOTES...............                                  148,258,193
                  (Cost $140,913,246)                                                            ------------

    PRINCIPAL
      VALUE
     (LOCAL                                                           STATED         STATED          VALUE
    CURRENCY)                       DESCRIPTION                       COUPON        MATURITY      (US DOLLAR)
----------------  ----------------------------------------------     ---------    ------------   ------------
FOREIGN CORPORATE BONDS AND NOTES - 15.8%

                  AUTOMOTIVE - 2.3%
       1,300,000  Jaguar Land Rover PLC (USD) (b)...............        8.13%       05/15/21        1,482,000
       1,375,000  Servus Luxembourg Holding S.C.A.
                     (EUR) (b)..................................        7.75%       06/15/18        1,954,191
                                                                                                 ------------
                                                                                                    3,436,191
                                                                                                 ------------

                  BASIC INDUSTRY - 4.6%
       1,540,000  Cascades, Inc. (USD) (a)......................        7.88%       01/15/20        1,655,500
       1,150,000  FMG Resources (August 2006) Pty Ltd.
                     (USD) (b)..................................        6.88%       04/01/22        1,227,625
       1,750,000  Masonite International Corp. (USD) (a) (b)....        8.25%       04/15/21        1,933,750
       1,775,000  Tembec Industries, Inc. (USD) (a).............       11.25%       12/15/18        1,948,063
                                                                                                 ------------
                                                                                                    6,764,938
                                                                                                 ------------

                  CAPITAL GOODS - 3.1%
       2,000,000  Ardagh Packaging Finance PLC/Ardagh
                     Holdings USA, Inc. (USD) (b)...............        7.00%       11/15/20        2,000,000
         800,000  Kraussmaffei Group GMBH (EUR).................        8.75%       12/15/20        1,211,117
       1,425,000  Trinseo Materials Operating S.C.A.
                     (USD) (b)..................................        8.75%       02/01/19        1,428,563
                                                                                                 ------------
                                                                                                    4,639,680
                                                                                                 ------------

                  ENERGY - 0.5%
         645,000  Precision Drilling Corp. (USD)................        6.63%       11/15/20          690,150
                                                                                                 ------------
                  FINANCIAL SERVICES - 1.4%
       1,250,000  Numericable Finance & Co., S.C.A. (EUR).......       12.38%       02/15/19        2,040,620
                                                                                                 ------------
                  REAL ESTATE - 0.6%
         700,000  RPG Byty, s.r.o. (EUR)........................        6.75%       05/01/20          964,685
                                                                                                 ------------
                  SERVICES - 0.6%
         700,000  Bilbao Luxembourg S.A. (EUR) (g)..............       10.50%       12/01/18          962,356
                                                                                                 ------------
                  TECHNOLOGY & ELECTRONICS - 1.3%
       1,500,000  Legrand France S.A. (USD) (a).................        8.50%       02/15/25        1,965,242
                                                                                                 ------------
                  TELECOMMUNICATIONS - 1.4%
       1,900,000  Intelsat Luxembourg S.A. (USD) (b)............        7.75%       06/01/21        2,011,625

                                                                                                 ------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES.......                                   23,475,487
                  (Cost $22,445,519)                                                             ------------

                        See Notes to Financial Statements                 Page 9

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
ASSET-BACKED SECURITIES - 7.6%
                  Ace Securities Corp.
$      1,065,444      Series 2003-MH1, Class A4 (b).............        6.50%       08/15/30     $  1,138,447
                  BankAmerica Manufactured Housing
                      Contract Trust II
       2,300,000      Series 1997-1, Class B1 (f)...............        6.94%       06/10/21        2,463,091
                  Bombardier Capital Mortgage
                      Securitization Corp.
         280,944      Series 1999-B, Class A1B..................        6.61%       12/15/29          155,976
                  Citigroup Mortgage Loan Trust, Inc.
       2,301,000      Series 2003-HE3, Class M4 (h).............        3.18%       12/25/33        1,004,378
                  Green Tree Financial Corp.
         965,802      Series 1996-6, Class B1...................        8.00%       09/15/27          320,403
         101,656      Series 1997-4, Class B1...................        7.23%       02/15/29            7,512
         704,764      Series 1998-4, Class M1...................        6.83%       04/01/30          426,766
       1,622,825      Series 1999-3, Class M1...................        6.96%       02/01/31          114,950
                  GSAMP Trust
       2,921,505      Series 2006-S5, Class A1 (h)..............        0.36%       09/25/36           95,817
       1,105,735      Series 2007-HE1, Class A2B (h)............        0.28%       03/25/47        1,013,492
         419,586      Series 2007-NC1, Class A2B (h)............        0.28%       12/25/46          225,043
       2,814,725      Series 2007-NC1, Class A2C (h)............        0.33%       12/25/46        1,519,352
                  Home Equity Asset Trust
       1,190,000      Series 2006-4, Class 2A4 (h)..............        0.46%       08/25/36          909,891
                  IMC Home Equity Loan Trust
       2,256,743      Series 1997-3, Class B....................        7.87%       08/20/28        1,157,752
       2,384,683      Series 1997-5, Class B (f)................        7.59%       11/20/28          455,547
                  Oakwood Mortgage Investors, Inc.
         753,009      Series 1999-B, Class M1...................        7.18%       12/15/26          224,001
                                                                                                 ------------
                  TOTAL ASSET-BACKED SECURITIES.............................................       11,232,418
                  (Cost $8,805,674)                                                              ------------

MORTGAGE-BACKED SECURITIES - 6.1%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 4.4%
                  Citicorp Mortgage Securities, Inc.
       2,156,646      Series 2007-2, Class 1A3..................        6.00%       02/25/37        2,230,285
                  Countrywide Alternative Loan Tru
         226,755      Series 2006-41CB, Class 2A14..............        6.00%       01/25/37          182,452
         174,819      Series 2007-11T1, Class A37 (h)...........       38.95%       05/25/37          282,155
                  Countrywide Home Loan Mortgage Pass
                     Through Trust
         250,984      Series 2006-21, Class A8..................        5.75%       02/25/37          221,150
         705,280      Series 2007-10, Class A5..................        6.00%       07/25/37          618,868

Page 10                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  HarborView Mortgage Loan Trust
$      2,080,028      Series 2005-9, Class B10 (f) (h)..........        1.93%       06/20/35     $         21
                  Residential Accredit Loans, Inc.
         185,391      Series 2007-Q56, Class A2 (h).............       54.09%       04/25/37          382,992
                  Residential Asset Securitization Trust
       1,116,912      Series 2005-A8CB, Class A11...............        6.00%       07/25/35          998,613
                  Washington Mutual Alternative Mortgage
                      Pass-Through Certificates
          55,602      Series 2007-5, Class A11 (h)..............       38.41%       06/25/37           97,118
                  Wells Fargo Mortgage Backed Securities Trust
         952,808      Series 2006-8, Class A15..................        6.00%       07/25/36          909,719
         329,883      Series 2006-AR1, Class 2A5 (h)............        5.35%       03/25/36          324,869
         371,737      Series 2007-8, Class 2A2..................        6.00%       07/25/37          358,194
                                                                                                 ------------
                                                                                                    6,606,436
                                                                                                 ------------

                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.7%
                  Banc of America Large Loan, Inc.
       1,548,035      Series 2005-MIB1, Class L (f) (h) (i).....        3.17%       03/15/22          335,645
                  Greenwich Capital Commercial Funding Corp.
       1,180,000      Series 2007-GG11, Class AJ (h)............        6.05%       12/10/49        1,122,529
                  Vornado DP LLC
         930,000      Series 2010-VNO, Class D (b)..............        6.36%       09/13/28        1,061,977
                                                                                                 ------------
                                                                                                    2,520,151
                                                                                                 ------------
                  TOTAL MORTGAGE-BACKED SECURITIES..........................................        9,126,587
                  (Cost $8,465,397)                                                              ------------

SENIOR FLOATING-RATE LOAN INTERESTS - 2.2%

                  CONSUMER NON-CYCLICAL - 0.4%
         671,625  Albertsons, Inc., Term Loan B-1 (h)...........        4.75%       02/27/16          673,861
                                                                                                 ------------
                  HEALTHCARE - 0.7%
       1,000,000  inVentiv Health, Inc., Term Loan B (h)........        7.50%       08/04/16          984,000
                                                                                                 ------------
                  TELECOMMUNICATIONS - 0.7%
         995,000  Fairpoint Communications, Inc., Term Loan (h).        7.50%       02/14/19        1,013,378
                                                                                                 ------------
                  UTILITY - 0.4%
         834,744  Texas Competitive Electric Holdings Co.,
                      LLC Tranche B2 (h)........................     4.67%-4.77%    10/10/17          555,915
                                                                                                 ------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS.................................        3,227,154
                  (Cost $3,477,620)                                                              ------------



                        See Notes to Financial Statements                Page 11

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

     SHARES                                        DESCRIPTION                                      VALUE
----------------  ----------------------------------------------------------------------------   ------------
COMMON STOCKS - 1.0%
                  SERVICES - 0.2%
          13,250  Iron Mountain, Inc. ........................................................    $   351,655
                                                                                                 ------------
                  TELECOMMUNICATIONS - 0.8%
         250,000  Frontier Communications Corp. ..............................................      1,102,500
                                                                                                 ------------
                  TOTAL COMMON STOCKS.........................................................      1,454,155
                  (Cost $1,536,883)                                                              ------------

PREFERRED SECURITIES - 0.1%

           3,500  Independence III CDO, Ltd., Series 3A, Class PS (i) (j).....................          3,500
           4,000  Soloso CDO, Ltd., Series 2005-1 (i) (j).....................................         40,000
           9,000  White Marlin CDO, Ltd., Series AI (e) (i) (j)...............................         45,000
                                                                                                 ------------
                  TOTAL PREFERRED SECURITIES .................................................         88,500
                  (Cost $0)                                                                      ------------

   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY        VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
STRUCTURED NOTES - 0.0%
$      5,750,000  Preferred Term Securities XXV, Ltd. (i).......        (j)         06/22/37              575
                  Preferred Term Securities XXVI, Ltd.
       2,500,000      Subordinated Note (i).....................        (j)         09/22/37              250
                                                                                                 ------------
                  TOTAL STRUCTURED NOTES......................................................            825
                  (Cost $0)                                                                      ------------

                  TOTAL INVESTMENTS - 132.8%                                                      196,863,319
                  (Cost $185,644,339) (k).....................................................

                  OUTSTANDING LOAN - (37.4%)..................................................    (55,400,000)
                  NET OTHER ASSETS AND LIABILITIES - 4.6%.....................................      6,774,918
                                                                                                 ------------
                  NET ASSETS - 100.0%.........................................................   $148,238,237
                                                                                                 ============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity,liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2013, securities noted as such amounted to $37,442,682 or 25.26% of net assets.

(c) Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at October 31, 2013.

(d)   This issuer filed for bankruptcy on April 1, 2013.

(e)   The issuer is in default. Income is not being accrued.

(f)   Security missed one or more of its interest payments.

(g) This security is a Payment-in-Kind ("PIK") Toggle Note whereby the issuer may, at its option, elect to pay interest in cash at the stated coupon or in PIK at 11.25%. (h) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2013.


Page 12                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

(i) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(j)   Zero coupon security.

(k) Aggregate cost for federal income tax purposes is $215,928,767. As of October 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,687,156 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $31,752,604.

CDO   Collateralized Debt Obligation
EUR   Euro
USD   United States Dollar

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2           LEVEL 3
                                                           TOTAL           LEVEL 1       SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE       UNOBSERVABLE
                                                        10/31/2013         PRICES          INPUTS            INPUTS
                                                       -------------    -------------    -------------    -------------
Corporate Bonds and Notes*.........................    $ 148,258,193    $          --    $ 148,258,193    $          --
Foreign Corporate Bonds and Notes*.................       23,475,487               --       23,475,487               --
Asset-Backed Securities............................       11,232,418               --       11,232,418               --
Mortgage-Backed Securities:
    Collateralized Mortgage Obligations............        6,606,436               --        6,606,436               --
    Commercial Mortgage-Backed Securities..........        2,520,151               --        2,520,151               --
Senior Floating-Rate Loan Interests*...............        3,227,154               --        3,227,154               --
Common Stocks*       1,454,155.....................        1,454,155               --               --
Preferred Securities ..............................           88,500               --               --           88,500
Structured Notes     ..............................              825               --              825               --
                                                       -------------    -------------    -------------    -------------
Total Investments    ..............................      196,863,319        1,454,155      195,320,664           88,500
Forward Foreign Currency Contracts**...............           53,517               --           53,517               --
                                                       -------------    -------------    -------------    -------------
Total..............................................    $ 196,916,836    $   1,454,155    $ 195,374,181    $      88,500
                                                       =============    =============    =============    =============

*  See Portfolio of Investments for industry breakout.
** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2013.

                        See Notes to Financial Statements                Page 13

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at October 31, 2012
   Preferred Securities                                       $   88,500
Net Realized Gain (Loss)                                              --
Net Change in Unrealized Appreciation/Depreciation                    --
Purchases                                                             --
Sales                                                                 --
Transfers In                                                          --
Transfers Out                                                         --
Ending Balance at October 31, 2013
   Preferred Securities                                           88,500
                                                              ----------
Total Level 3 holdings                                        $   88,500
                                                              ==========

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2013.

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2F - Forward Foreign Currency Contracts in the Notes to Financial Statements):

                                    FORWARD FOREIGN CURRENCY CONTRACTS
                            ---------------------------------------------------
                                                                  PURCHASE             SALE           UNREALIZED
SETTLEMENT                      AMOUNT            AMOUNT        VALUE AS OF        VALUE AS OF       APPRECIATION
   DATE      COUNTERPARTY     PURCHASED (a)      SOLD (a)     OCTOBER 31, 2013   OCTOBER 31, 2013   (DEPRECIATION)
----------   ------------   ---------------  ---------------  ----------------   ----------------   --------------

 11/25/13        BNYM        USD 5,814,182    EUR 4,255,000      $    5,814,182      $   5,777,541  $       36,641
 11/25/13        BNYM        USD 1,069,190    EUR   775,000           1,069,190          1,052,314          16,876
                                                                                                    --------------
Net unrealized appreciation (depreciation).......................................................   $       53,517
                                                                                                    ==============

(a)   Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:

      BNYM   Bank of New York Mellon


Page 14                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2013

ASSETS:
Investments, at value
   (Cost $185,644,339).........................................................................      $ 196,863,319
Cash...........................................................................................            785,889
Unrealized appreciation on forward foreign currency contracts..................................             53,517
Receivables:
   Interest....................................................................................          4,008,516
   Investment securities sold..................................................................          2,210,734
Prepaid expenses...............................................................................             18,774
Other assets...................................................................................              6,042
                                                                                                     -------------
      Total Assets.............................................................................        203,946,791
                                                                                                     -------------
LIABILITIES:
Outstanding loan...............................................................................         55,400,000
Payables:
   Investment advisory fees....................................................................            154,187
   Audit and tax fees..........................................................................             70,200
   Custodian fees..............................................................................             24,139
   Printing fees...............................................................................             22,423
   Administrative fees.........................................................................             20,007
   Legal fees..................................................................................              5,187
   Transfer agent fees.........................................................................              5,162
   Interest and fees on loan...................................................................              4,622
   Trustees' fees and expenses.................................................................              1,856
   Financial reporting fees....................................................................                771
                                                                                                     -------------
      Total Liabilities........................................................................         55,708,554
                                                                                                     -------------
NET ASSETS.....................................................................................      $ 148,238,237
                                                                                                     =============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 195,193,058
Par value......................................................................................             84,589
Accumulated net investment income (loss).......................................................          5,900,853
Accumulated net realized gain (loss) on investments, forward foreign currency contracts
   and foreign currency transactions...........................................................        (64,214,557)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts
   and foreign currency translation............................................................         11,274,294
                                                                                                     -------------
NET ASSETS.....................................................................................      $ 148,238,237
                                                                                                     =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $       17.52
                                                                                                     =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....          8,458,869
                                                                                                     =============

                        See Notes to Financial Statements                Page 15

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2013

INVESTMENT INCOME:

Interest.......................................................................................      $  15,583,092
Dividends......................................................................................             57,155
Other..........................................................................................            145,998
                                                                                                     -------------
   Total investment income.....................................................................         15,786,245
                                                                                                     -------------
EXPENSES:
Investment advisory fees.......................................................................          1,813,463
Interest and fees on loan......................................................................            737,115
Administrative fees............................................................................            210,598
At the market offering costs...................................................................            150,037
Printing fees..................................................................................             72,915
Audit and tax fees.............................................................................             72,065
Transfer agent fees............................................................................             39,424
Custodian fees.................................................................................             26,321
Trustees' fees and expenses....................................................................             20,943
Legal fees.....................................................................................             16,838
Financial reporting fees.......................................................................              9,250
Other..........................................................................................             78,726
                                                                                                     -------------
   Total expenses..............................................................................          3,247,695
                                                                                                     -------------
NET INVESTMENT INCOME (LOSS)...................................................................         12,538,550
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................          2,118,880
   Forward foreign currency contracts..........................................................           (13,876)
   Foreign currency transactions...............................................................          (207,074)
                                                                                                     -------------
Net realized gain (loss).......................................................................          1,897,930
                                                                                                     -------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................          1,715,179
   Forward foreign currency contracts..........................................................             53,517
   Foreign currency translation................................................................              1,797
                                                                                                     -------------
Net change in unrealized appreciation (depreciation)...........................................          1,770,493
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................          3,668,423
                                                                                                     -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $  16,206,973
                                                                                                     =============

Page 16                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR             YEAR
                                                                                            ENDED            ENDED
                                                                                          10/31/2013       10/31/2012
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss).......................................................     $   12,538,550   $   12,821,067
Net realized gain (loss)...........................................................          1,897,930         (204,326)
Net change in unrealized appreciation (depreciation)...............................          1,770,493        7,275,057
                                                                                        --------------   --------------

Net increase (decrease) in net assets resulting from operations....................         16,206,973       19,891,798
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (5,633,114)      (5,019,769)
Net realized gain..................................................................                 --               --
Return of capital..................................................................         (6,652,538)      (7,678,703)
                                                                                        --------------   --------------

Total distributions to shareholders................................................        (12,285,652)     (12,698,472)
                                                                                        --------------   --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings...................            112,291        5,582,406
Proceeds from Common Shares reinvested.............................................                 --          319,447
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from capital transactions..........            112,291        5,901,853
                                                                                        --------------   --------------
Total increase (decrease) in net assets............................................          4,033,612       13,095,179
NET ASSETS:
Beginning of period................................................................        144,204,625      131,109,446
                                                                                        --------------   --------------

End of period......................................................................     $  148,238,237   $  144,204,625
                                                                                        ==============   ==============
Accumulated net investment income (loss) at end of period..........................     $    5,900,853   $    2,222,720
                                                                                        ==============   ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          8,452,416        8,106,875
Common Shares sold through at the market offerings.................................              6,453          326,295
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........                 --           19,246
                                                                                        --------------   --------------
Common Shares at end of period.....................................................          8,458,869        8,452,416
                                                                                        ==============   ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase   (decrease)   in   net   assets   resulting   from   operations......        $ 16,206,973
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments.....................................................         (56,981,008)
      Sales, maturities and paydowns of investments................................          52,082,392
      Net amortization/accretion of premiums/discounts on investments..............            (119,519)
      Net realized gain/loss on investments........................................          (2,118,880)
      Net change in unrealized appreciation/depreciation on forward foreign
          currency contracts.......................................................             (53,517)
      Net change in unrealized appreciation/depreciation on investments............          (1,715,179)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable..............................................            (303,753)
      Decrease in prepaid expenses.................................................             107,977
      Increase in other assets.....................................................              (6,042)
      Decrease in interest and fees on loan payable................................             (64,345)
      Increase in investment advisory fees payable.................................               2,968
      Decrease in audit and tax fees payable.......................................                (635)
      Decrease in legal fees payable...............................................              (6,378)
      Decrease in printing fees payable............................................              (3,816)
      Increase in administrative fees payable......................................               4,878
      Increase in custodian fees payable...........................................              17,969
      Increase in transfer agent fees payable......................................                 859
      Decrease in Trustees' fees and expenses payable..............................                (101)
      Decrease in other liabilities................................................             (17,522)
                                                                                           ------------
CASH PROVIDED BY OPERATING ACTIVITIES..............................................                        $  7,033,321
                                                                                                           ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares sold...............................................             112,291
      Distributions to Common Shareholders from net investment income..............          (5,633,114)
      Distributions to Common Shareholders from return of capital..................          (6,652,538)
      Proceeds from borrowing......................................................           1,000,000
                                                                                           ------------
CASH USED IN FINANCING ACTIVITIES..................................................                         (11,173,361)
                                                                                                           ------------
Decrease in cash...................................................................                          (4,140,040)
Cash at beginning of period........................................................                           4,925,929
                                                                                                           ------------

CASH AT END OF PERIOD..............................................................                        $    785,889
                                                                                                           ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees..................................                        $    801,460
                                                                                                           ============

Page 18                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR             YEAR            YEAR              YEAR               YEAR
                                                 ENDED            ENDED           ENDED             ENDED              ENDED
                                               10/31/2013       10/31/2012      10/31/2011     10/31/2010 (a)(b)  10/31/2009 (b)(c)
                                             --------------   --------------  --------------   ----------------   ----------------
Net asset value, beginning of period ........  $    17.06       $    16.17      $    15.87        $    14.22         $    25.56
                                               ----------       ----------      ----------        ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................        1.48             1.52            0.59              1.86               3.87
Net realized and unrealized gain (loss)......        0.43             0.90            0.32              1.17             (11.31)
                                               ----------       ----------      ----------        ----------         ----------
Total from investment operations.............        1.91             2.42            0.91              3.03              (7.44)
                                               ----------       ----------      ----------        ----------         ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income........................       (0.66)           (0.61)          (0.54)               --              (0.27)
Net realized gain............................          --               --              --                --                 --
Return of capital............................       (0.79)           (0.94)          (0.07)            (1.38)             (3.63)
                                               ----------       ----------      ----------        ----------         ----------
Total from distributions.....................       (1.45)           (1.55)          (0.61)            (1.38)             (3.90)
                                               ----------       ----------      ----------        ----------         ----------
Premiums from shares sold in at the market
   offerings.................................        0.00 (d)         0.02              --                --                 --
                                               ----------       ----------      ----------        ----------         ----------
Net asset value, end of period...............  $    17.52       $    17.06      $    16.17        $    15.87         $    14.22
                                               ==========       ==========      ==========        ==========         ==========
Market value, end of period..................  $    15.97       $    17.69      $    14.51        $    14.49         $    13.17
                                               ==========       ==========      ==========        ==========         ==========
TOTAL RETURN BASED ON NET ASSET VALUE (e)....       12.19%           16.11%          13.60%            23.46%            (28.92)%
                                               ==========       ==========      ==========        ==========         ==========
TOTAL RETURN BASED ON MARKET VALUE (e).......       (1.38)%          34.16%          11.64%            21.71%            (22.00)%
                                               ==========       ==========      ==========        ==========         ==========

-----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........  $  148,238       $  144,205      $   131,109       $   50,468         $   45,159
Ratio of total expenses to average net
   assets ...................................        2.22%            2.52%           2.35%             2.29%              1.77%
Ratio of total expenses to average net assets
   excluding interest expense ...............        1.71%            1.93%           1.93%             2.21%              1.77%
Ratio of net investment income (loss) to
   average net assets .......................        8.55%            9.52%           9.65%            12.54%             22.79%
Portfolio turnover rate .....................          27%              33%             49%              332% (f)           147% (f)
INDEBTEDNESS:
Total loan outstanding (in 000's) ...........  $   55,400       $   54,400      $   54,400            N/A               N/A
Asset coverage per $1,000 of
   indebtedness (g) .........................  $    3,676       $    3,651      $    3,410            N/A               N/A

-----------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new sub-advisory agreement with Brookfield Investment Management Inc. ("Brookfield"), and on December 20, 2010, the shareholders voted to approve both agreements.

(b) All share amounts, net asset values and market values have been adjusted as a result of the 1-for-3 reverse share split on September 30, 2011.

(c) On June 29, 2009, the Fund's Board of Trustees approved a new sub-advisory agreement with Brookfield, and on October 14, 2009, the shareholders voted to approve the new sub-advisory agreement with Brookfield.

(d)   Amount represents less than $0.01 per share.

(e) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(f) For the fiscal years ended October 31, 2010 and 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous fiscal years. The turnover rate may vary greatly from year to year as well as within a year.

(g) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

N/A   Not applicable.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2013


                                1. ORGANIZATION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the midpoint between the bid and the asked price, if available, and otherwise at their closing bid price.

      The loan assignments, participations and commitments ("Senior Loans")1 held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the


1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

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--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2013


      secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Credit default swaps, if any, are valued using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.

The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

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--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2013

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2013, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2013, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                                % OF
                                                 ACQUISITION   PRINCIPAL               CARRYING                  NET
SECURITY                                            DATE     VALUE/SHARES    PRICE       COST        VALUE      ASSETS
------------------------------------------------------------------------------------------------------------------------
Banc of America Large Loan, Inc.
   Series 2005-MIB1, Class L, 3.17%, 03/15/22     06/26/06   $  1,548,035   $  21.68   $ 268,459   $ 335,645     0.23%

Independence III CDO, Ltd.
   Series 3A, Class PS                            04/11/06          3,500       0.00*         --       3,500     0.00**

Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                          03/27/07   $  5,750,000       0.00*         --         575     0.00**

Preferred Term Securities XXVI, Ltd.
   Subordinated Note, Zero Coupon, 09/22/37       06/06/07   $  2,500,000       0.00*         --         250     0.00**

Soloso CDO, Ltd., Series 2005-1                   04/24/06          4,000      10.00          --      40,000     0.03

White Marlin CDO, Ltd., Series AI                 06/01/07          9,000       5.00          --      45,000     0.03
                                                                                       ---------   ---------   ------
                                                                                       $ 268,459   $ 424,970     0.29%
                                                                                       =========   =========   ======
*  Amount is less than $0.01.
** Amount is less than 0.01%.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2013


D. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

E. COLLATERALIZED DEBT OBLIGATIONS:

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

F. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the year ended October 31, 2013, the amount of notional values of forward foreign currency contracts opened and closed were $17,186,514 and $10,303,143, respectively.

G. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2013


incurred during the fiscal year ended October 31, 2013, primarily as a result of differing book/tax treatment on recognition of amortization/accretion on portfolio holdings, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $3,227,303, an increase in accumulated net realized gain (loss) on investments by $5,655,933 and a decrease to paid-in capital of $2,428,630. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal year ended October 31, 2013, and October 31, 2012, was as follows:

Distributions paid from:                                 2013           2012
Ordinary income..................................  $   5,633,114   $   5,019,769
Capital gain.....................................             --              --
Return of capital................................      6,652,538       7,678,703

As of October 31, 2013, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income....................  $          --
Undistributed capital gains......................             --
                                                   -------------
Total undistributed earnings.....................             --
Accumulated capital and other losses.............    (27,975,760)
Net unrealized appreciation (depreciation).......    (19,063,650)
                                                   -------------
Total accumulated earnings (losses)..............    (47,039,410)
Other............................................             --
Paid-in capital..................................    195,277,647
                                                   -------------
Net assets.......................................  $ 148,238,237
                                                   =============


I. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2013, the Fund had pre-enactment net capital losses for federal income tax purposes of $27,975,760 expiring as follows:

         EXPIRATION DATE               AMOUNT
         October 31, 2017        $  5,612,448
         October 31, 2018          15,309,424
         October 31, 2019           7,053,888

Of these losses, $27,941,145 are subject to loss limitation resulting from reorganization activity. These limitations generally reduce the ability to utilize these losses to a maximum of $4,318,194 per year.

During the taxable year ended October 31, 2013, the Fund utilized pre-enactment capital loss carryforwards in the amount of $2,143,447.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of October 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

J. EXPENSES:

The Fund will pay all expenses directly related to its operations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2013

K. ACCOUNTING PRONOUNCEMENTS:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is currently evaluating the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2013, were $56,981,008 and $54,104,776, respectively.

                                 5. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $66,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. Prior to July 24, 2013, the borrowing rate under the facility was equal to the 3-month LIBOR plus 80 basis points. Effective July 24, 2013, $13,850,000 of the commitment was converted to fixed-rate financing of 2.79% for a seven year period. In addition, the borrowing rate on the floating rate financing amount was amended to 1-month LIBOR plus 70 basis points. Under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

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--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2013

The average amount outstanding for the year ended October 31, 2013 was $54,882,192, with a weighted average interest rate of 1.16%. As of October 31, 2013, the Fund had outstanding borrowings of $55,400,000 under this committed facility agreement. On the floating rate financing amount, the high and low annual interest rates for the year ended October 31, 2013 were 1.11% and 0.87%, respectively. The weighted average interest rate at October 31, 2013 was 1.35%.

                           6. COMMON SHARE OFFERINGS

On June 8, 2012, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund used the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Sales of Common Shares made under the sales agreement were made pursuant to a "shelf" registration statement on Form N-2 (the "Registration Statement") that will require the Fund to obtain effectiveness from the SEC on an annual basis. The Registration Statement has not been effective since February 2013 and therefore Common Shares have not been offered under the sales agreement since that time. Any future sales of Common Shares under the sales agreement will be made pursuant to an effective Registration Statement. Transactions related to offerings under such sales agreement are as follows:


                          COMMON                                              NET PROCEEDS
                          SHARES      NET PROCEEDS    NET ASSET VALUE          RECEIVED IN
                           SOLD         RECEIVED      OF SHARES SOLD    EXCESS OF NET ASSET VALUE
                        ----------   --------------   ---------------   -------------------------
Year Ended 10/31/13        6,453      $   112,291       $   109,427          $       2,864
Year Ended 10/31/12      326,295        5,582,406         5,436,347                146,059


Additionally, offering costs of $225,325 were recorded as a prepaid asset and were amortized to expense on a straight line basis over a one-year period.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                 8. LITIGATION

Lehman Brothers Special Finance, Inc. ("LBSF") is maintaining a certain class action in the United States Bankruptcy Court for the Southern District of New York (the "Class Litigation"), seeking to recover funds that it alleges were inappropriately distributed to counter-parties upon the termination of credit swap agreements based on Lehman Brothers' bankruptcy. The Class Litigation was filed September 14, 2010. The Class Litigation names the issuers of certain asset-backed securities (the "Issuer Defendants"), the trustees for such securities (the "Trustee Defendants") and certain of the investors in the securities (the "Named Noteholder Defendants"). On July 11, 2012, special counsel for LBSF filed a motion in the United States Bankruptcy Court for the Southern District of New York to add additional Named Noteholder Defendants in the Class Litigation, including the Fund and two funds (First Trust Strategic High Income Fund and First Trust Strategic High Income Fund III) subsequently reorganized into the Fund. On July 18, 2012 the court granted the motion to add the Named Noteholder Defendants, including the Fund. The matter has been stayed until January 20, 2014.

The Fund has been advised that it, First Trust Strategic High Income Fund and First Trust Strategic High Income Fund III received, in the aggregate, $6,750,000 from one Issuer Defendant, although the Fund's liability could exceed this amount due to an award of pre-judgment interest or other factors. LBSF is attempting to resolve its claims through court-ordered mediation and negotiation. Based on the current status of the litigation, the Fund cannot predict the outcome of the Class Litigation at this time.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 20, 2013, the Fund declared a dividend of $0.1200 per share to Common Shareholders of record on December 4, 2013, payable December 10, 2013.

On December 17, 2013, the Fund declared a dividend of $0.1200 per share to Common Shareholders of record on January 6, 2014, payable January 15, 2014.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST STRATEGIC HIGH INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic High Income Fund II (the "Fund"), including the portfolio of investments, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the Fund's custodian, agent banks, and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Strategic High Income Fund II as of October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche L.P.

Chicago, Illinois
December 20, 2013



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ADDITIONAL INFORMATION
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2013 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2013 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com;

(3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 14, 2013, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund (formerly First Trust Active Dividend Income Fund), First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund, was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Strategic High Income Fund II as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 7,083,334, the number of votes against was 180,891 and the number of abstentions was 1,194,644. The number of votes cast in favor of Mr. Nielson was 7,106,027, the number against was 158,198 and the number of abstentions was 1,194,644. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2013, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filinGS.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

RESIDENTIAL MORTGAGE-BACKED SECURITIES RISK: MBS's may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS's at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS's may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS's may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS's are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in MBS's which are interest-only securities ("IO") and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2013 (UNAUDITED)

increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO will fall and the value of an IO security will rise. In addition to the foregoing, residential MBS's are subject to additional risks, including, but not limited to: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally; (ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underling a residential MBS, unscheduled or early payments of principal and interest may shorten the security's effective maturity and prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Sub-Advisor focuses the Fund's investments on securities that they believe are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities; the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and

(iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund previously leveraged its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2013 (UNAUDITED)


may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FOREIGN SECURITIES RISK: The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:

(i) there may be less publicly available information about

foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Strategic High Income Fund II (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Brookfield Investment Management Inc. (the "Sub-Advisor"), at a meeting held on June 9-10, 2013. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments since 2009. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2013 (UNAUDITED)

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other closed-end funds it manages, noting that the sub-advisory fee rate is lower than the advisory fee rate charged by the Sub-Advisor to the other funds it manages. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the management fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups did not include any overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different types of leverage which have different costs associated with them or may use no leverage; (iii) none of the peer funds employ an advisor/sub-advisor management structure; and (iv) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the Lipper expense peer group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to a performance peer universe selected by Lipper and to two benchmarks. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 28, 2013 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period and considered the factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board noted the Sub-Advisor's expenses in providing investment services to the Fund and considered the Sub-Advisor's statement that it does not expect economies of scale to be present in connection with its provision of services to the Fund. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor with respect to the profitability of the Sub Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not anticipate any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2013 (UNAUDITED)

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE FUND              SERVICE(2)                   DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Three-Year Term   Physician; President, Wheaton Orthopedics;        105        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real
120 E. Liberty Drive,            o Since Fund        Estate Limited Partnership; Member,
   Suite 400                       Inception         Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee        o Three-Year Term   President (March 2010 to Present), Senior                    Director of
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer        105        ADM Investor
120 E. Liberty Drive,            o Since Fund        (May 2007 to March 2010),                                    Services,Inc.
   Suite 400                       Inception         ADM Investor Services, Inc.                                  and ADM
Wheaton, IL 60187                                    (Futures Commission Merchant)                                Investor
D.O.B.: 11/57                                                                                                     Services,
                                                                                                                  International

Robert F. Keith, Trustee         o Three-Year Term   President (2003 to Present),                      105        Director of
c/o First Trust Advisors L.P.                        Hibs Enterprises (Financial and                              Trust Company
120 E. Liberty Drive,            o Since June 2006   Management Consulting)                                       of Illinois
   Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee         o Three-Year Term   President and Chief Executive Officer (June       105        Director of
c/o First Trust Advisors L.P.                        2012 to Present), Dew Learning LLC                           Covenant
120 E. Liberty Drive,                                (Educational Products and Services); President               Transport Inc.
  Suite 400                      o Since Fund        (June 2002 to June 2012), Covenant College
Wheaton, IL 60187                  Inception
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee and   o Three Year Term   Chief Executive Officer (December 2010            105        None
Chairman of the Board                                to Present), President (until December
120 East Liberty Drive,          o Since Fund        2010), First Trust Advisors L.P. and First
  Suite 400                        Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                    Board of Directors, BondWave LLC
D.O.B.: 09/55                                        (Software Development Company/
                                                     Investment Advisor) and Stonebridge
                                                     Advisors LLC (Investment Advisor)

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.


(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2013 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND              LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley         President and Chief          o  Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
  Suite 400                                          o  Since January 2012     L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                              Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                  Development Company/Investment Advisor) and
                                                                               Stonebridge Advisors LLC (Investment Advisor)


James M. Dykas          Treasurer, Chief Financial   o  Indefinite Term        Controller (January 2011 to Present).
120 E. Liberty Drive,   Officer and Chief                                      Senior Vice President (April 2007 to
  Suite 400             Accounting Officer           o  Since January 2012     January 2011), First Trust Advisors L.P.
Wheaton, IL 60187                                                              and First Trust Portfolios L.P.
D.O.B.: 01/66



W. Scott Jardine        Secretary and Chief          o  Indefinite Term        General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary, BondWave LLC
Wheaton, IL 60187                                    o  Since Fund Inception   (Software Development Company/Investment
  Suite 400                                                                    Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)




Daniel J. Lindquist     Vice President               o  Indefinite Term        Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
  Suite 400                                          o  Since Fund Inception   First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70




Kristi A. Maher         Chief Compliance Officer     o Indefinite Term         Deputy General Counsel,
120 E. Liberty Drive,   and Assistant Secretary                                First Trust Advisors L.P. and
  Suite 400                                          o Since Fund Inception    First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 12/66



-----------------------------------------

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2013


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $90,500 for the fiscal year ended October 31, 2012 and $65,000 for the fiscal year ended October 31, 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

            Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2012 and $5,200 for the fiscal year ended October 31, 2013. These fees were for tax return preparation.

            Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

            All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
            (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2012 were $0 for the Registrant and $6,600 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2013 were $5,200 for the Registrant and $3,000 for the Registrant's investment adviser.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                     BROOKFIELD INVESTMENT MANAGEMENT INC.

                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

                                    MAY 2012

The Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures") set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, "BIM") in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients ("Clients") for which BIM has been delegated such proxy voting authority.

A. PROXY VOTING COMMITTEE

BIM's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines ("Guidelines").

B. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

1. FIDUCIARY DUTY AND OBJECTIVE

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company's stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM's primary consideration is the economic interests its Clients.

2. PROXY VOTING AGENT

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent's research and analysis as part of BIM's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM's portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission ("SEC").

3. MATERIAL CONFLICTS OF INTEREST

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

      o BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the "Company") whose management is soliciting proxies or BIM is seeking to provide such services;

      o BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

      o BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management's recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

      o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

      o If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. CERTAIN FOREIGN SECURITIES

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the "share-blocking period," BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. FUND BOARD REPORTING AND RECORDKEEPING

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the "Funds") describing:

      o any issues arising under these Policies and Procedures since the last report to the Funds' Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

      o any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds' Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM's experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

      o     these Policies and Procedures, as amended from time to time;

      o records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;

      o records of written client requests for proxy voting information and any written responses of BIM to such requests; and

      o any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. AMENDMENTS TO THESE PROCEDURES

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E. PROXY VOTING GUIDELINES

Guidelines are available upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of January 2, 2014.

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with approximately $184 billion in assets under management as of September 30, 2013. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield Asset Management is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield Asset Management's public market activities are conducted by Brookfield Investment Management, a registered investment advisor. These activities complement Brookfield Asset Management's core competencies and include global listed real estate and infrastructure equities, corporate high-yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of September 30, 2013.

Dana E. Erikson, CFA, Managing Director

Mr. Erikson, Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm's corporate high yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson has 27 years of investment experience. Prior to joining the firm in 2006, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson received a BA in Economics from Brown University and an MBA, with honors, from Northeastern University. Mr. Erikson holds the Chartered Financial Analyst designation and he is a member of the Boston Security Analysts Society.

Anthony Breaks, CFA, Director

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team and has worked for the firm since May 2002. Mr. Breaks is a team leader in MBS/ABS and is a member of the team's securities analysis committee. Mr. Breaks also has managed securitized product vehicles, such as SIV, ABCP and CDOs, for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST Information provided as of October 31, 2013.

                                                                                                    # of Accounts     Total Assets
                                                                                                  Managed for which     for which
                                                                         Total                     Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts                    Based on        is Based on
          Team Member                    Type of Accounts*              Managed     Total Assets     Performance       Performance
-----------------------------    ---------------------------------   -------------  ------------  -----------------  --------------
1.  Dana Erikson                 Registered Investment Companies:          7           $635M              0                $0
                                 Other Pooled Investment Vehicles:         4           $213M              1                $0
                                 Other Accounts:                           1           $171M              0                $0

2.  Anthony Breaks               Registered Investment Companies:          1           $492M              0                $0
                                 Other Pooled Investment Vehicles:         0             $0               0                $0
                                 Other Accounts:                           2           $431M              0                $0



PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Brookfield Investment Management Inc. ("Brookfield") has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for it and the individuals that it employs. For example, Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2013.

The Fund's portfolio managers are compensated by the sub-advisor. Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company, Brookfield Asset Management Inc. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.


(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2013.

                                  Dollar Range of Fund Shares
       Name                           Beneficially Owned

       Dana Erikson                           $0
       Anthony Breaks                         $0


(b)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       First Trust Strategic High Income Fund II
            -------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2013
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2013
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2013
     --------------------

* Print the name and title of each signing officer under his or her signature.